Exhibit 10.9

THREE RIVERS PROVIDER NETWORK
AGREEMENT WITH

______________________________

This Agreement is made this 23rd day of October 2008, by and between Three Rivers Provider Network, Inc., a Nevada Corporation (“TRPN”) and Fort Bend SA Services a Provider Group of health care services.  TRPN contracts with hospitals, physicians, ancillaries and entities hereinafter referred to as “Provider” rendering medical and health care services at pre-determined rates as follow.

1.  Clients.  Covered Services. Contract Rates: TRPN contracts with insurance companies, third party administrators, health plans, individuals and entities hereinafter referred to as “Clients” that directly or indirectly access TRPN contracted providers for covered services.  Covered Services shall include all services that are medically necessary including health, workers’ compensation, automobile and general liability.  The rate used in conjunction with this Agreement will be a * discount off of Provider’s usual charge for covered services, less any applicable co-payments, co-insurance or deductibles.  Clients are obligated to make payment directly to provider only at the contracted rate as payment in full.  Provider shall not balance bill the patient upon receipt of payment in full at the contracted rate.  TRPN has no responsibility to make payments on behalf of Clients.  Payments shall be made within thirty (30) calendar days of receipt of clean claim.  Where a state mandated fee schedule exists, provider agrees to accept a * discount below the state schedule.  Payments made and cashed by the provider shall be accepted as payment in full and fulfillment of all terms of the agreement, providing the total payment including the member’s portion is not less than the contracted rate.

2.  Licenses, Standards of Care:  Provider agrees to deliver health care services that meet all legal standards of care complying with applicable Federal, State and Local laws and maintains the standards of NCQA and/or JCAHO.  The provider is delegated by TRPN to carry out and/or assign credentialing responsibilities.  Evidence of such licenses, certificates and standards shall be made available to TRPN upon request.

3.  Term and Termination:  This Agreement shall continue in effect for a period of one (1) years with automatic successive one (1) year terms.  This Agreement may be terminated by either party without cause with a ninety (90) day prior written notice to the other party at the mailing addresses listed under the signatures.  This Agreement may be immediately terminated with cause by TRPN should Provider lose applicable licenses, malpractice coverage, fail to honor the applicable contracted rates pursuant to this Agreement, or if any information provided in Attachment A is illegible, incomplete, or invalid.

4.  Dispute Resolution:  This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada.  Provider agrees to meet and confer in good faith to resolve any disputes that may arise under this Agreement. If a dispute between TRPN and Provider arises out of this Agreement and is not resolved, either party may submit the dispute to arbitration which shall be commenced and conducted in accordance with the Rules of Practice and Procedures of the Judicial Arbitration and Mediation Services, Inc. (“JAMS”) as in effect at the time (“JAMS Rules”).

5.  Attachment A:  All information provided in Attachment A of this Agreement is complete and accurate to the best of Provider’s knowledge and Provider shall immediately notify TRPN of any changes thereto.  Provider agrees to mark “N/A” next to any blank that is not applicable to Provider’s business.

6.  Faxed Signatures:  The parties agree that facsimile signatures of authorized representatives of the parties shall legally bind the parties to the terms and conditions of this Agreement as if the signatures were original and shall be considered evidence of a fully executed Agreement.

*
Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act.  Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the authorized parties hereto have executed this Agreement and intend to be bound thereby.

PROVIDER GROUP NAME (Please Print):	ATTENTION:LANI HAZELTON
TRPN CONTRACTING COORDINATOR

THREE RIVERS PROVIDER NETWORK

Signature: /s/ Jaime Olmo	Signature:

Title: COO

Date: 10/23/08
NAME: Todd Breeden, C.O.O.
Mailing Address: 1620 Fifth Avenue Suite 900
San Diego, CA 92101 Phone: (619) 230-0530
Date:

ATTACHMENT A: PROVIDER INFORMATION
(Please attach a roster of all the provider’s full names, titles, NPI#s, and all locations under the group’s Tax Id#, use Addendum A)

Tax ID: 35-2318359	Practice Name: Fort Bend SA Services

National Provider Identifier (NPI):

126569033	Group / IPA Affiliation:___________
(If there is more than one NPI Number, please attach a listing.)

Degree: LSA, CSA,SA-C, CST/CFA, CRNFA, RN, CNOR	Office Hours: 8-4:30
Specialty : Surgical Assisting
First Assist	Primary Address: P.O. Box 481
Alief TX 77411

County: Harris
Phone: 713-779-9800 Fax: 713-779-9862

Email: Jaimeolmo@me.com

Other Practice and/or Billing Address: Yes □ No □
If “yes”, attach page with additional information

Hospital Affiliations (list name, date and type):

See Attachment.

Provider agrees to mark “N/A” next to any blank that is not applicable to Provider’s business.

ADDENDUM A:

MEDICAL STAFF LISTING & FACILITY LOCATIONS

_______________________________

i.	The attached roster of providers and or locations will be participating under this Agreement between Fort Bend SA Services and Three Rivers Provider Network and shall include Tax Identification Numbers, NPI Numbers, Address(s), Phone and Fax Numbers.

FORT BEND SA SERVICES
Bayshore Medical Center 4000 Spencer Highway Pasadena TX 77504
Christus St. Catherine’s 701 South Fry Road Katy TX 77450
Christus St. John Hospital 18300 St. John Dr. Nassau Bay, TX 77058
Clear Lake Medical Center 500 Medial Center Blvd. Webster TX 77598
Cypress Fairbanks Medical Center 10655 Steepletop Drive Houston, TX 77065
Doctors Surgical Center 8111 Southwest Freeway Houston TX 77074
East Houston Regional Medical Center 13111 East Freeway Houston TX 77015
East Side Surgery Center 10918 East Freeway Houston TX 77029
First Street Hospital 4801 Bissonnet Bellaire TX 77401
First Surgical Memorial Village 12727 Kimberly Lane #100 Houston TX 77024
First Surgical Partners LLC 411 First Street Bellaire TX 77401
Foundations Surgery Center 5410 West Loop South Bellaire TX 77401
Houston NW Medical Center 710 FM 1960 West Houston, TX 77090
Katy St. Catherine’s Surgery Center 707 South Fry Road #150 Katy TX 77450

FORT BEND SA SERVICES
Kingwood Medical Center 22999 US Highway 59 Kingwood TX 77339
Memorial Hermann 6411 Fannin Houston, TX 77030
Memorial Hermann Memorial City 921 Gessner Road Houston TX 77024
Memorial Hermann Northwest 1635 North Loop West Houston TX 77008
Memorial Hermann Southeast 11800 Astoria Blvd Houston TX 77089
Memorial Hermann Southwest 7600 Beechnut Houston TX 77074
Memorial Hermann Surgery Center Northwest 1634 North Loop West #300 Houston TX 77008
Memorial Hermann Surgery Center Southwest 7789 Southwest Freeway #200 Houston TX 77074
Memorial Hermann The Woodlands 9250 Pinecroft The Woodlands TX 77380
Methodist Sugar Land 16655 Southwest Freeway Sugar Land TX 77479
Methodist Willowbrook 18220 Tomball Parkway Houston TX 77070
North Cypress Medical Center 21214 Northwest Freeway Cypress TX 77429
Northeast Medical Center 18951 Memorial North Humble TX 77338
OakBend Medical Center 1705 Jackson Street Richmond TX 77469

FORT BEND SA SERVICES
Palladium Surgery Center 4120 Southwest Freeway #230 Houston TX 77027
Park Plaza Hospital 1313 Hermann Drive Houston TX 77004
Special Surgery Centre 9180 Katy Freeway Suite 202 Houston TX 77055
Spring Branch Medical Center 8850 Long Point Houston TX 77055
St. Joseph Medical Center 1401 St. Joseph Parkway Houston, TX 77002
St. Luke’s Episcopal Hospital Sugar Land 1317 Lake Point Parkway Sugar Land TX 77478
St. Luke’s Episcopal Hospital 6720 Bertner Street Houston TX 77030
Sugar Land Surgical Hospital 1211 Highway 6 Suite 70 Sugar Land TX 77478
The Woman’s Hospital 7600 Fannin Houston TX 77054
West Houston Medical Center 12141 Richmond Avenue Houston TX 77082
West Houston Surgicare 970 Campbell Road Houston TX 77080

Provider List
10/23/2008

Code	Name	National Provider Identifier	Credentials	License Number
Last Name

BA ABORDO	ABORDO, BELTRAN	1225155880	LSA	SA00024
SA ADIL	ADIL, SAYED	1649397217	LSA	SA00289
HA AGUILAR	AGUILAR, HUGO	1578680153	LSA	SA00283
OA AKUPUE	AKUPUE, OKECHUKWU	1346368917	LSA	SA00307
MA AL ALAM	AL ALAM, MOHD	1487772901	LSA	SA00309
RA ARAGON	ARAGON, RECTO	1427176981	SA-C	A01143
AA ARREOZOLA	ARREOZOLA, ALEJANDRO	1649398108	LSA	SA00299
JA ASPORT	ASPORT, JORGE	1710005053	LSA	A03119
MA01 ATHANS	ATHANS, MARK	1093833576	LSA	SA00029
IA AYUB	AYUB, ILIA	1568580058	CSA	CSA04209
QB BABURI	BABURI, QASIM	1043338445	LSA	SA00160
VB01 BARCES	BARCES, VICENTE	1932227287	LSA	SA00161
VB BATTAD`	BATTAD, VENERANDO	1003934357	LSA	SA00290
CB BENITEZ	BENITEZ, CARLOS	1700904067	LSA	SA00163
WB BERRY	BERRY, WILLIAM	1851589386	CST/CFA	109540

Provider List
10/23/2008

Code	Name	National Provider Identifier	Credentials	License Number
Last Name

DGB BESSON	BESSON, DORKA G	1750501565	LSA	SA00291
AC CALLEGARI	CALLEGARI, ANDRES	1275651226	LSA	SA00108
JC01 CANSECO	CANSECO, JOSE	1700904737	LSA	SA00110
JC002 CARRION	CARRION, JOSE	1629196704	SA-C	06114
LC CERDAN	CERDAN, LAURO	1922126002	CSA
BC CHAMBERLAIN	CHAMBERLAIN, BLAND	1891813804	LSA	SA00237
JC CHAPA	CHAPA, JOSE	1467570374	LSA	SA00255
MC CHAUDHRY	CHAUDHRY, MUBASHIR	1427176379	LSA	SA00277
MC01 COLELLO	COLELLO, MARY	1386829521	SA-C	07272
VC CRUZ	CRUZ, VIRGINIA	1053439885	CSA	A05223
AD DARWISHS-SALAMA	DARWISHS-SALAMA, ALFREDO	1699893354	LSA	SA0315
ND DAVIS	DAVIS, NORMAN	1164553772	CSA	ABSA 001163
BE EATON	EATON, BRENT	1699894378	CRNFA	061022
ZE ELGAMAL	ELGAMAL, ZAK	1194786046	LSA	SA00011
MF FARAG	FARAG, MAURICE	1548389216	LSA	SA00038

Provider List
10/23/2008

Code	Name	National Provider Identifier	Credentials	License Number
Last Name

DF FLORES	FLORES, DAVID	1407975162	LSA	SA00069
LF FLORES	FLORES, LETICIA	1053502385	CNOR	CNOR030775
RF FOGLE	FOGLE, ROSA	1245359611	LSA	SA00170
AG GARCIA	GARCIA, ABEL	1013193721	LSA	SA00073
CG GARCIA-MAYORCA	GARCIA-MAYORCA, CARLOS	1265551949	LSA	SA0313
EG GLORIA	GLORIA, EDUARDO	1982723672	LSA	SA00270
FG GONZALEZ	GONZALEZ, FLOR	1043339732	CSA	A06115
DG GRIFFITH	GRIFFITH, DAWN	1558548578	SA-C	07336
LH HERNANDEZ	HERNANDEZ, LUIS	1184800898	CSA	SA2582
AH HOWARD	HOWARD, ARTHUR	1013997261	CSA	CSA2667
SK KHAN	KHAN, SOSUN	1881713584	LSA	SA00272
ML LEON	LEON, MARITZA	1831319524	SA-C	A03118
JL LORES	LORES, JULIO	1972622595	CSA	A05224
JM0-1 MACHADO	MACHADO, JANETSY	1851579551	CSA	CSA3044
RM MACHADO	MACHADO, RAUL	1710006333	LSA	SA00129

Provider List
10/23/2008

Code	Name	National Provider Identifier	Credentials	License Number
Last Name

SM MAMLOUK	MAMLOUK, SAMUEL	1194844712	LSA	SA00263
OM MARTINEZ	MARTINEZ, OMAR	1164616298	LSA	SA00286
MM MAYOR	MAYOR, MASOUDA	1225158918	LSA	SA00296
FM MEDINA	MEDINA, FELIPE	1306965025	SAC	03132
JM MORIN	MORIN, JOSE	1154440983	CSA	A06119
DM MURANOVIC	MURANOVIC, DUBRAVKA	1023137734	LSA	SA00084
NN NASSAR	NASSAR, NAYEF	1467570846	LSA	SA00135
JN NESIC	NESIC, J-PHILIP	1104046895	LSA	SA00312
CN NNA-WOSU	NNA-WOSU, CHI	1629283031	LSA	SA00085
JLO OLMO	OLMO, JAIME A	1619095627	LSA	SA00184
HP PANIAGUA	PANIAGUA, HENRY	1972621993	CSA	A05207
AP PARMAR	PARMAR, ABRAHAM	1487772307	LSA	SA00020
KP01 PATEL	PATEL, KIRAN	1538287461	SA-C	A05217
LP01 PATRONE	PATRONE, LOUIS	1417075201	LSA	SA00138
LP PERALTA	PERALTA, LEOPOLDO	1225156029	SA-C	A96160

Provider List
10/23/2008

Code	Name	National Provider Identifier	Credentials	License Number
Last Name

FP PEREZ	PEREZ, FRANCIS	1245206481	CSA	CSA2617
KP PITA	PITA, KLEBER	1275651051	LSA	SA00274
CP PITTY	PITTY, CATALINO	1497885560	LSA	SA00279
FR RAMIREZ	RAMIREZ, FELIX	1801092010	LSA	SA00303
HR ROA	ROA, HERNAN	1184742066	LSA	SA00276
SR ROBIN	ROBIN, SCOTT	1437134962	LSA	SA00090
RR RODELA	RODELA, ROBERT	1508063728	CSA	A07252
ER RODRIGUEZ	RODRIGUEZ, EDUARDO	1831218593	LSA	SA00091
JR RUSSELL	RUSSELL, JAMES	1801871363	CST/CFA	CST85399
NS SANCHEZ	SANCHEZ, NORBERTO	1790970788	LSA	SA TEMPORARY
MS SHOKRALLA	SHOKRALLA, MAHER	1275652968	LSA	SA00269
JS SKORUPPA	SKORUPPA, JACOB	1215113022	CST/CFA	109194
PS SLAVCHEV	SLAVCHEV, PLAMEN	1194844803	LSA	SA00316
AS SOLOMAY	SOLOMAY, ALAN	1982723532	SA-C	A99216
PT01 TAMARGO	TAMARGO, PEDRO	1114199809	SA-C	08120

Provider List
10/23/2008

Code	Name	National Provider Identifier	Credentials	License Number
Last Name

PT TROMBLEY	TROMBLEY, PATRICIA	1023136868	LSA	SA00156
IV VELEZ-VEGA	VELEZ-VEGA, IVELISSE	1700090701	LSA	SA00191
RV VILLARREAL	VILLARREAL, ROSENDO	1104930304	LSA	SA00249
HW WASSEF	WASSEF, HALA	1255508909	CSA	ABSA 08138
LW WU	WU, LARRY	1881807220	CSA	CSA2958
RZ ZAMARRON	ZAMARRON, ROGER	1275651010	LSA	SA00056
BZ ZHONG	ZHONG, BING TANG	1740308063	LSA	SA00158

AMENDMENT TO
AGREEMENT

BETWEEN
THREE RIVERS PROVIDER NETWORK
AND

FORT BEND SA SERVICES, INC.

This AMENDMENT to the Agreement between THREE RIVERS PROVIDER NETWORK (“TRPN”) AND (Tax  Id# 35-2318359), dated 10-23-2008 (“Agreement”), is entered into and made effective as of   05-07-2010.

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual promises and mutual covenants of the parties, the parties agree that the Agreement is hereby amended as follows:

1.           This Agreement is being amended due to renegotiations of the reimbursement rate in Section 1. and will now reflect the following change in rate:

a) The rate used in conjunction with this Agreement will be * discount off of Provider’s usual charge for covered services, less any applicable co-payments, co-insurance or deductibles.

2.           The remaining terms and conditions of the Agreement shall remain in full force and effect unless so amended pursuant to the terms of the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Provider Service Agreement to be effective as of the Effective Date.

THREE RIVERS PROVIDER NETWORK

By /s/ Jaime A. Olmo, Jr.	By /s/ Todd Breeden
Signature	Signature

Name: /s/ Jaime A. Olmo, Jr.	Name Todd Breeden

Title: COO	Title Chief Operating Officer

Date 5/7/2010	Date 5/7/2010

*
Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act.  Confidential portions of this document have been filed separately with the Securities and Exchange Commission.